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                              SOUTHARD FINANCIAL


                                                                   EXHIBIT 23(e)


                         CONSENT OF SOUTHARD FINANCIAL




We hereby consent to the inclusion in this registration statement on Form S-4 of our opinion dated March 28, 1994 and to all references to our firm in the registration statement.


                                                   SOUTHARD FINANCIAL


April 26, 1994                                     Douglas K. Southard
                                                   -------------------
                                                   Douglas K. Southard